UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 20, 2002



                             TOWER AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                      1-12733                   41-1746238
(State or Other Jurisdiction    (Commission File No.)          (IRS Employer
    of Incorporation)                                        Identification No.)


        5211 Cascade Road, SE, Suite 300, Grand Rapids, Michigan        49546
                (Address of Principal Executive Offices)              (Zip Code)


                                  616-802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)

Item 4.    Changes in Registrant's Certifying Accountant

     Tower Automotive, Inc. (the "Company") determined to dismiss its independent auditors, Arthur Andersen LLP ("Arthur Andersen") and to engage the services of Deloitte & Touche LLP as its new independent auditors. The change in auditors was approved by the Board of Directors of the Company; the change is effective as of June 20, 2002. As a result, Deloitte & Touche LLP will audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2002.

     Arthur Andersen's reports on the Company's consolidated financial statements for the past fiscal two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the past fiscal two years and through the date of this Form 8-K (the "Relevant Period"), there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement(s) in connection with its reports on the Company's consolidated financial statements for such years. There were no reportable events as described in Item 304(a)(1)(v) ("Reportable Events") of the Securities and Exchange Commission's (the "Commission") Regulation S-K.

     The Company has provided a copy of the foregoing statements to Arthur Andersen. Attached as Exhibit 16 is a copy of Arthur Andersen's letter to the Commission, dated June 20, 2002, stating its agreement with such statements.

     During the Relevant Period, neither the Company nor anyone acting on its behalf consulted with Deloitte & Touche LLP regarding (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

     16 Letter from Arthur Andersen regarding change in certifying accountant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TOWER AUTOMOTIVE, INC.


Dated:  June 20, 2002             By /s/ Anthony A. Barone
                                    ___________________________________________
                                    Anthony A. Barone
                                    Vice President, Chief Financial Officer
                                    (principal accounting and financial officer)

                                  EXHIBIT INDEX


 Exhibit No.                               Description

 Exhibit 16 Letter from Arthur Andersen LLP regarding change in certifying accountant. Arthur Andersen LLP regarding change in certifying accountant. accountant.

                                                                     EXHIBIT 16






Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C.   20549

June 20, 2002

Dear Sir/Madam:

The representations made in this letter are based solely on discussions with and representations from the engagement partner and manager on the audits of the financial statements of this registrant for the two most recent fiscal years. Those individuals are no longer with Arthur Andersen LLP. We have read the first two paragraphs of Item 4 included in the Form 8-K dated June 20, 2002 of Tower Automotive, Inc. filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.

Very truly yours,


/s/ Arthur Andersen LLP
Arthur Andersen LLP



cc:   Anthony A. Barone, Chief Financial Officer, Tower Automotive, Inc.